Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph M. Naughton, certify, PURSUANT TO 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Go Online Networks Corporation and Subsidiaries on form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Go Online Networks Corporation and Subsidiaries.



Date:  April  14,  2004                            By:  /s/  Joseph M. Naughton
                                                    -----------------------
                                                     Joseph M. Naughton
                                                Principal  Executive  Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears typed from within the electronic version of this written statement required by Section 906, has been provided to Go Online Networks Corporation and Subsidiaries and will be retained by Go Online Networks Corporation and Subsidiaries and furnished to the Securities and Exchange Commission or its staff upon request.